                                    FORM 8-K



                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                 CURRENT REPORT



                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



        Date of Report (date of earliest event Reported) April 18, 1995
                                                         --------------



                         THE COLUMBIA GAS SYSTEM, INC.
                         -----------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                    1-1098            13--1594808
- - ----------------------------        -----------     -------------------
(State of other jurisdiction        (Commission       (IRS Employer
      of incorporation)             File Number)    Identification No.)


                20 Montchanin Road, Wilmington, Delaware  19807
                -----------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code (302) 429-5000
                                                          --------------

Item 5.  Other Events

         The following information of interest to investors is provided:

                                   SIGNATURE


                 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           The Columbia Gas System, Inc.
                                           -----------------------------
                                                    (Registrant)




                                           By     /s/ R. E. Lowe
                                             ---------------------------
                                                      R.E. Lowe
                                                      Vice President and
                                                      Controller


Date:  April 18, 1995

         The Plan of Reorganization filed on April 17, 1995 by The Columbia Gas System, Inc. (the "CG Plan") proposes paying creditors in new CG securities and, to a lessor extent, cash, the full amount of their claims which will include their principal balances plus accrued pre-petition interest and post-petition interest and interest on overdue principal and interest at various rates described in the CG Plan. The following factors can be used to calculate an estimated claim amount through December 31, 1995 based on the methodology which is explained in detail in the CG Plan which was filed with the Bankruptcy Court. To calculate the estimated claim amount multiply the factor by the principal amount held. Note that these factors should be used only for estimating the approximate value of claims under the filed CG Plan. While Columbia believes that the plan ultimately approved will be substantially similar to the CG Plan filed, there are many elements which could alter the CG Plan and the applicability of these factors. As explained in the CG Plan, the ultimate payout to creditors will depend on the time of emergence which in turn depends on obtaining necessary approvals, upon the acceptance of the CG Plan by the requisite number and amount of creditors and upon the satisfaction of other conditions including the concurrent emergence of Columbia Gas Transmission Company. For some security classes, the ultimate payout will also depend on the level of interest rates through year-end 1995.

                         The Columbia Gas System, Inc.
                            Claim Estimation Factors


Debenture Claims

            CUSIP #                         Issue               Factor (1)
            -------                         -----               ----------
197648AW8                      6.250% due 10/1991                   1.3819
197648AX6                      6.625% due 10/1992                   1.3892
197648AY4                      7.250% due 5/1993                    1.3980
197648AZ1                      7.000% due 10/1993                   1.4005
197648BA5                      9.000% due 10/1994                   1.4711
197648BB3                      8.750% due 4/1995                    1.4701
197648BC1                      9.125% due 10/1995                   1.4869
197648BD9                      8.375% due 3/1996                    1.4665
197648BE7                      8.250% due 9/1996                    1.4627
197648BF4                      7.500% due 3/1997                    1.4243
197648BG2                      7.500% due 6/1997                    1.4002
197648BH0                      7.500% due 10/1997                   1.4165
197648BJ6                      7.500% due 5/1998                    1.4086
197648BK3                      9.875% due 6/1999                    1.5120
197648BM9                      10.125% due 11/1995                  1.4715
197648BN7                      9.125% due 5/1996                    1.4563
197648BP2                      10.250% due 5/1999                   1.5032
197648BU1                      10.250% due 8/2011                   1.5931
197648BT4                      9.000% due 8/1993                    1.4798
197648BV9                      10.500% due 6/2012                   1.5540
197648BW7                      10.150% due 11/2013                  1.5516



LESOP Claims

            CUSIP #                         Issue               Factor (1)
            -------                         -----               ----------
292168AA9                      LESOP                                1.4522





(1) To calculate estimated claim through December 31, 1995 multiply factor by principal amount held.

                         The Columbia Gas System, Inc.
                            Claim Estimation Factors

Medium-Term Note Claims

          CUSIP #                        Issue                 Factor (1)
          -------                        -----                 ----------
19765AAA0                  9.30% MTN A due 9/1999                   1.5382
19765AAB8                  9.30% MTN A due 9/2019                   1.5382
19765AAC6                  9.25% MTN A due 9/2000                   1.5353
19765AAD4                  9.32% MTN A due 9/2001                   1.5393
19765AAE2                  9.35% MTN A due 9/2001                   1.5411
19765AAF9                  9.25% MTN A due 9/1999                   1.5353
19765AAG7                  9.40% MTN A due 9/2009                   1.5439
19765AAH5                  9.39% MTN A due 9/2009                   1.5434
19765AAJ1                  9.27% MTN A due 9/2000                   1.5364
19765AAK8                  9.40% MTN A due 9/2019                   1.5439
19765AAK8                  9.40% MTN A due 9/2019                   1.5439
19765AAL6                  9.34% MTN A due 10/2009                  1.5405
19765AAM4                  9.20% MTN A due 9/1998                   1.5324
19765AAN2                  9.25% MTN A due 9/2004                   1.5353
19765AAP7                  9.20% MTN A due 9/2004                   1.5324
19765AAR3                  9.40% MTN A due 10/1999                  1.5439
19765AAQ5                  9.40% MTN A due 10/2000                  1.5439
19765AAS1                  9.50% MTN A due 10/2014                  1.5497
19765AAT9                  9.50% MTN A due 10/2019                  1.5497
19765AAU6                  9.43% MTN A due 10/2019                  1.5457
19765AAV4                  9.22% MTN B due 12/2019                  1.5335
19765AAW2                  9.30% MTN B due 12/2019                  1.5382
19765AAX0                  8.98% MTN B due 12/1998                  1.5196
19765AAY8                  8.98% MTN B due 12/1999                  1.5196
19765AAZ5                  8.95% MTN B due 12/1998                  1.5179
19765ABA9                  9.18% MTN B due 1/2010                   1.5312
19765ABB7                  9.24% MTN B due 12/2014                  1.5347
19765ABC5                  9.07% MTN B due 1/2000                   1.5249
19765ABD3                  9.53% MTN B due 2/2005                   1.5515
19765ABE1                  9.50% MTN B due 2/2002                   1.5497
19765ABF8                  9.49% MTN B due 2/2004                   1.5492
19765ABG6                  9.48% MTN B due 2/2003                   1.5486
19765ABH4                  9.95% MTN B due 5/2020                   1.5758
19765ABJ0                  9.95% MTN B due 5/2020                   1.5758
19765ABK7                  9.90% MTN B due 6/2005                   1.5729
19765ABL5                  9.90% MTN B due 5/2005                   1.5729
19765ABM3                  9.90% MTN B due 6/2010                   1.5729
19765ABN1                  9.91% MTN B due 5/2020                   1.5735
19765ABP6                  9.72% MTN B due 6/2000                   1.5625
19765ABQ3                  9.70% MTN B due 6/2000                   1.5613
19765ABV3                  9.80% MTN B due 6/2010                   1.5671
19765ABR2                  9.86% MTN B due 6/2005                   1.5706
19765ABS0                  9.86% MTN B due 6/2005                   1.5706
19765ABT8                  9.98% MTN B due 6/2020                   1.5775
19765ABU5                  9.90% MTN B due 6/2007                   1.5729
19765AEW1                  9.62% MTN C due 6/2005                   1.5567
19765ABX9                  9.74% MTN C due 6/2020                   1.5636
19765ABY7                  9.70% MTN C due 6/2020                   1.5613
19765ABZ4                  9.55% MTN C due 6/2000                   1.5526
19765ACA8                  9.60% MTN C due 6/2002                   1.5555

(1) To calculate estimated claim through December 31, 1995 multiply factor by principal amount held.

                         The Columbia Gas System, Inc.
                            Claim Estimation Factors


$750 Million Credit Agreement Claims

                   Original       Issuance      Maturity
     CUSIP #         Rate           Date          Date       Factor (1)(2)
     -------       --------       --------      --------     -------------
N/A                     7.062%       06/17/91     08/19/91            1.3544
N/A                     7.375%       04/08/91     10/08/91            1.3494
N/A                     7.250%       04/10/91     10/10/91            1.3487
N/A                     7.125%       05/21/91     11/21/91            1.3613
N/A                     7.250%       06/07/91     12/09/91            1.3573



$500 Million Credit Agreement Claims

                   Original       Issuance      Maturity
     CUSIP #         Rate           Date          Date       Factor (1)(2)
     -------       --------       --------      --------     -------------
N/A                     6.438%       06/14/91     08/14/91            1.3117


Auction Note Claims

                   Original       Issuance      Maturity
     CUSIP #         Rate           Date          Date       Factor (1)(2)
     -------       --------       --------      --------     -------------
N/A                     6.949%       02/21/91     06/20/91            1.3447
N/A                     6.929%       02/21/91     06/20/91            1.3447
N/A                     6.250%       06/06/91     08/05/91            1.3557
N/A                     6.300%       06/06/91     08/05/91            1.3558
N/A                     6.420%       06/06/91     10/04/91            1.3560



Bid Note Claims

                   Original       Issuance      Maturity
     CUSIP #         Rate           Date          Date       Factor (1)(2)
     -------       --------       --------      --------     -------------
N/A                     6.090%       05/01/91     06/24/91            1.3445
N/A                     6.130%       05/02/91     07/19/91            1.3445
N/A                     6.150%       05/21/91     07/23/91            1.3445
N/A                     6.240%       05/07/91     09/20/91            1.3624
N/A                     6.540%       04/10/91     10/07/91            1.3697
N/A                     6.700%       03/12/91     07/10/91            1.3446
N/A                     6.180%       05/06/91     08/05/91            1.3625
N/A                     6.200%       05/22/91     08/20/91            1.3589
N/A                     6.200%       05/22/91     08/20/91            1.3589
N/A                     6.220%       05/28/91     09/19/91            1.3576


(1) To calculate estimated claim through December 31, 1995 multiply factor by principal amount held.

(2) The claim amount will be based, in part, on the level of the six month LIBOR rate through the time of emergence. The specific factors assume a six month LIBOR rate of 6.69% from July 31, 1995 to December 31, 1995.

                         The Columbia Gas System, Inc.
                            Claim Estimation Factors


Commercial Paper Claims

                               Original      Issuance       Maturity
          CUSIP #              Discount        Date           Date        Factor (1)(2)
          -------              --------      --------       --------      -------------
19765CTL2                           6.100%     05/07/91        06/20/91           1.3445
19765CUS9                           6.070%     05/28/91        07/08/91           1.3445
19765CUK2                           6.050%     04/30/91        07/19/91           1.3445
19765CUK2                           6.070%     05/02/91        07/19/91           1.3445
19765CUN6                           6.050%     04/30/91        07/22/91           1.3445
19765CV70                           6.750%     02/28/91        08/07/91           1.3412
19765CVD7                           6.700%     02/22/91        08/13/91           1.3394
19765CVG0                           6.700%     02/22/91        08/16/91           1.3386
19765CVG0                           6.200%     06/17/91        08/16/91           1.3386
19765CVK1                           6.250%     06/11/91        08/19/91           1.3377
19765CVP0                           6.200%     06/17/91        08/23/91           1.3365
19765CWC8                           6.650%     03/14/91        09/12/91           1.3307
19765CWJ3                           6.700%     03/21/91        09/18/91           1.3290
19765CX11                           6.050%     04/30/91        10/01/91           1.3252
19765CYN2                           6.500%     04/03/91        11/22/91           1.3101
19765CV54                           6.100%     05/06/91        08/05/91           1.3418
19765CVC9                           6.250%     06/12/91        08/12/91           1.3397
19765CVL9                           6.240%     06/14/91        08/20/91           1.3374
19765CVN5                           6.240%     06/14/91        08/22/91           1.3368
19765CVP0                           6.200%     06/18/91        08/23/91           1.3365
19765CX86                           6.170%     04/09/91        10/08/91           1.3231
19765CYF9                           6.300%     06/06/91        11/15/91           1.3121
19765CYT9                           6.300%     06/06/91        11/27/91           1.3086




(1) To calculate estimated claim through December 31, 1995 multiply factor by principal amount held.

(2) The claim amount will be based, in part, on the level of the six month LIBOR rate through the time of emergence. The specific factors assume a six month LIBOR rate of 6.69% from July 31, 1995 to December 31, 1995.